SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A-2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 1999

                                 IMAGINON, INC.
              (Exact name of registrant as specified in its charter)

          Delaware                      000-25114                  84-1217733
(State or other jurisdiction       (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


                           1313 Laurel Street, Suite 1
                              San Carlos, CA 94070
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 596-9300

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K/A filed by Imaginon, Inc. (the "Company" or "Imaginon") on May 25, 1999 (the "Initial Form 8-K") to include audited financial statements and pro forma financial information permitted pursuant to Item 7 of Form 8-K to be excluded from the Initial Form 8-K and required to be filed by amendment to the Initial Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of the Business Acquired

                  Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 1999. Attached hereto as Exhibit 99.1 are the audited financial statements for the fiscal year ended December 31, 1998 of Network Specialists, Inc.

         (b)      Pro Forma Financial Information

                  Pursuant to paragraph (b) (2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosure contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 1999. Attached hereto as Exhibit 99.2 are the unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 1998 and the three months ended March 31, 1999, reflecting the acquisition of Network Specialists, Inc. and including the notes to the unaudited pro forma statements of operations.



              (c) Exhibits

    Exhibit
      No.         Description
    -------       -----------

    2.1(1) Merger Agreement and Plan of Reorganization dated as of February 9, 1999.

    2.2(1) First Amendment to Merger Agreement and Plan of Reorganization dated as of March 8, 1999.

    2.3(1)        Side Agreement to Merger Agreement dated March 8, 1999.

    99.1 Audited Financial Statements of Network Specialists, Inc.for the fiscal year ended December 31, 1998.

    99.2 Unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 1998, and the three months ended March 31, 1999, reflecting the acquisition of Network Specialists, Inc. and including the notes to the unaudited condensed combined statements of operations.

------------------------
(1) Previously filed with the Form 8-K filed by the Company on March 23, 1999.





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IMAGINON, INC.


Dated:  June 25, 1999            By: /s/ David M. Schwartz
                                     ----------------------------------------
                                     David M. Schwartz
                                     President

                                 EXHIBIT INDEX
                                 -------------
    Exhibit
      No.         Description
    -------       -----------

    2.1(1) Merger Agreement and Plan of Reorganization dated as of February 9, 1999.

    2.2(1) First Amendment to Merger Agreement and Plan of Reorganization dated as of March 8, 1999.

    2.3(1)        Side Agreement to Merger Agreement dated March 8, 1999.

    99.1 Audited Financial Statements of Network Specialists, Inc. for the fiscal year ended December 31, 1998.

    99.2 Unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 1998, and the three months ended March 31, 1999, reflecting the acquisition of Network Specialists, Inc. and including the notes to the unaudited condensed combined statements of operations.

------------------------
(1) Previously filed with the Form 8-K filed by the Company on March 23, 1999.